Exhibit 4.3

REGISTERED	REGISTERED

THIS NOTE IS A GLOBAL NOTE REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY AS PROVIDED IN THE INDENTURE REFERRED TO BELOW, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (570 WASHINGTON BOULEVARD, JERSEY CITY, NEW JERSEY), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

AMEREN CORPORATION
JUNIOR SUBORDINATED NOTE DUE 2057

CUSIP: 023608 AT9	NUMBER: R-1

ORIGINAL ISSUE DATE: September 18, 2026	PRINCIPAL AMOUNT: $500,000,000

INTEREST RATE: As set forth herein	MATURITY DATE: March 15, 2057

AMEREN CORPORATION, a corporation of the State of Missouri (the “COMPANY”), for value received hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on the Maturity Date set forth above, and interest thereon (i) from and including the Original Issue Date specified above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for to but excluding March 15, 2032 (the “FIRST INTEREST RESET DATE”), at the rate of 6.450% per annum and (ii) from and including the First Interest Reset Date (or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for if such Interest Payment Date is after the First Interest Reset Date) during each Interest Reset Period (as defined below), at the rate per annum equal to the Five-Year Treasury Rate (as defined below) as of the most recent Reset Interest Determination Date (as defined below) plus 1.868%, provided, that the interest rate per annum borne by this Note during any Interest Reset Period will not reset below 6.450% (which equals the initial interest rate on the Notes of this Series (as defined below)). Subject to the Company’s right to defer interest payments as described below, interest will be payable semi-annually in arrears on March 15 and September 15 of each year, commencing March 15, 2027, and on the Maturity Date at the then-prevailing rate per annum borne by the Notes of this Series (each an “INTEREST PAYMENT DATE”), until the principal hereof is paid or made available for payment.

The Company also promises to pay Additional Interest (as defined below) to the Holder of this Note, to the extent payment of such Additional Interest is permitted under applicable law, on any interest payment that is not made on the applicable Interest Payment Date as a result of an Optional Deferral Period.

No interest shall accrue on the Maturity Date, so long as the principal amount of this Note is paid on the Maturity Date. The interest so payable, and punctually paid or duly provided for, on any such Interest Payment Date (except for interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration), will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 as the case may be, whether or not a Business Day, next preceding such Interest Payment Date; provided, that the first Interest Payment Date for any part of this Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided further, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen (15) days nor fewer than ten (10) days prior to such Special Record Date. Payment of the principal of and interest and premium on this Note shall be payable pursuant to Section 2.12(a) of the Indenture.

This Note is a Global Note in respect of a duly authorized issue of Junior Subordinated Notes due 2057 (the “NOTES OF THIS SERIES”, which term includes any Global Notes representing such Notes) of the Company issued and to be issued under an Indenture dated as of September 1, 2026 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “TRUSTEE”, which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the “INDENTURE”). Under the Indenture, one or more series of notes may be issued and, as used herein, the term “Notes” refers to the Notes of this Series and any other outstanding series of Notes. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Note has been issued in respect of the series designated on the first page hereof, issued in the initial aggregate principal amount of $900,000,000.

Each Note of this Series shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date. Each Note of this Series issued upon transfer, exchange or substitution of such Note shall bear the Original Issue Date of such transferred, exchanged or substituted Note of this Series, as the case may be. The Notes of this Series shall be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Interest on this Note will accrue (i) from and including the Original Issue Date specified above to, but excluding March 15, 2027, and thereafter from and including each Interest Payment Date to, but excluding, the next succeeding Interest Payment Date, the Maturity Date or any redemption date, as the case may be.

Unless all of the outstanding Notes of this Series have been or will be redeemed as of the First Interest Reset Date, the Company will appoint a calculation agent (the “CALCULATION AGENT”) with respect to the Notes of this Series prior to the Reset Interest Determination Date preceding the First Interest Reset Date. The Company or any of its affiliates may assume the duties of the Calculation Agent. The interest rate for each Interest Reset Period will be determined by the Calculation Agent as of the Reset Interest Determination Date. If the Company or one of its affiliates is not the Calculation Agent for the Notes of this Series, the Calculation Agent will notify the Company of the interest rate for the relevant Interest Reset Period promptly upon such determination. The Company will notify the Trustee of such interest rate, promptly upon making or being notified of such determination. The Calculation Agent’s determination of any interest rate and its calculation of the amount of interest for any Interest Reset Period beginning on or after the First Interest Reset Date will be conclusive and binding absent manifest error and, notwithstanding anything to the contrary in the Notes of this Series or the Indenture, will become effective without consent from the Holders of the Notes of this series or any other Person. Such determination of any interest rate and calculation of the amount of interest will be on file at the Company’s principal offices and will be made available to any Holder of the Notes of this Series upon request.

“FIVE-YEAR TREASURY RATE” means, as of any Reset Interest Determination Date, (i) the average of the yields on actively traded United States Treasury securities adjusted to constant maturity, for five-year maturities, for the five Business Days immediately preceding such Reset Interest Determination Date appearing (or, if fewer than five business days appear, such number of business days appearing) under the caption “Treasury Constant Maturities” (or any successor caption or heading) in the most recent H.15 or (ii) if there is no such published U.S. Treasury security with a maturity of five years from the next Interest Reset Date, then the rate will be determined by interpolation between the arithmetic mean of the yields to maturity for each of the two series of U.S. Treasury securities adjusted to constant maturity trading in the public securities markets, (A) one maturing as close as possible to, but earlier than, the Interest Reset Date following the next succeeding Reset Interest Determination Date, and (B) the other maturing as close as possible to, but later than, the Interest Reset Date following the next succeeding Reset Interest Determination Date, in each case for the five business days immediately preceding such Reset Interest Determination Date appearing (or, if fewer than five business days appear, such number of business days appearing) under the caption “Treasury Constant Maturities” (or any successor caption or heading) in the most recent H.15.

If the Five-Year Treasury Rate cannot be determined pursuant to the method described in the immediately preceding paragraph, the Company, after consulting such sources as it deems comparable to any of the foregoing calculations, or any such source as it deems reasonable from which to estimate the Five-Year Treasury Rate, will determine the Five-Year Treasury Rate in its sole discretion, provided that if the Company determines there is an industry-accepted successor Five-Year Treasury Rate, then the Company will direct the Calculation Agent to use such successor rate. If the Company has determined a substitute or successor base rate in accordance with the foregoing, the Company in its sole discretion may determine the business day convention, the definition of “business day” and the Reset Interest Determination Date to be used and any other relevant methodology for calculating such substitute or successor base rate, including any adjustment factor needed to make such substitute or successor base rate comparable to the Five-Year Treasury Rate, in a manner that is consistent with industry-accepted practices for such substitute or successor base rate.

If the Five-Year Treasury Rate cannot be determined pursuant to the method described in the second immediately preceding paragraph and the Company does not determine the Five-Year Treasury Rate as described in the immediately preceding paragraph, then the Five-Year Treasury Rate, as of any Reset Interest Determination Date, will be the same rate determined for the prior Reset Interest Determination Date or, if the Five-Year Treasury Rate cannot be so determined as of the Reset Interest Determination Date preceding the First Interest Reset Date, then the interest rate applicable for the Reset Period beginning on and including the First Interest Reset Date will be 6.450% (which equals the initial interest rate on the Notes of this Series).

In no event shall the Calculation Agent be responsible for determining if there is an industry-accepted substitute or successor base rate comparable to the Five-Year Treasury Rate, or for making any adjustments to any such substitute or successor base rate, the business day convention, the definition of “business day” and the Reset Interest Determination Date to be used and any other relevant methodology for calculating such substitute or successor base rate, including any adjustment factor needed to make such substitute or successor base rate comparable to the Five-Year Treasury Rate. In connection with the foregoing, the Calculation Agent will be entitled to conclusively rely on any determinations and adjustments made by the Company with respect thereto and the Calculation Agent will have no liability for using the same at the direction of the Company.

“FIRST INTEREST RESET DATE” means March 15, 2032.

“H.15” means the daily statistical release designated as such, or any successor publication as determined by the Company, published by the Federal Reserve Board, and “most recent H.15” means the H.15 published closest in time but prior to the close of business on the applicable Reset Interest Determination Date.

“INTEREST RESET DATE” means the First Interest Reset Date and each date falling on the five-year anniversary of the preceding Interest Reset Date.

“INTEREST RESET PERIOD” means the period from and including the First Interest Reset Date to but not including the next following Interest Reset Date and thereafter each period from and including each Interest Reset Date to but not including the next following Interest Reset Date (in each case unless all of the Notes of this Series have been redeemed or matured).

“RESET INTEREST DETERMINATION DATE” means, in respect of any Interest Reset Period, the day falling two Business Days prior to the beginning of such Interest Reset Period.

Redemption.

This Note shall be redeemable at the option of the Company, in whole or in part (i) on any day in the period commencing on the date falling 90 days prior to the First Interest Reset Date and ending on and including the First Interest Reset Date and (ii) after the First Interest Reset Date, on any Interest Payment Date, upon a notice of redemption, at a redemption price equal to 100% of the principal amount of the Notes of this Series being redeemed, plus accrued and unpaid interest thereon, if any, including Additional Interest, if any, to but excluding the redemption date.

The Company shall have the right to redeem this Note, in whole but not in part, at any time within ninety (90) days following the occurrence of the Tax Deductibility Event (as defined below), upon a notice of redemption, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, including Additional Interest, if any, to but excluding the redemption date.

“TAX DEDUCTIBILITY EVENT” means the receipt by the Company of an Opinion of Counsel experienced in tax matters to the effect that, as a result of (a) any amendment to, clarification of, or change (including any announced prospective change) in the laws or treaties of the United States or any of its political subdivisions or taxing authorities, or any regulations under such laws or treaties, (b) any judicial decision or any official administrative pronouncement, ruling, regulatory procedure, notice or announcement (including any notice or announcement of intent to issue or adopt any such administrative pronouncement, ruling, regulatory procedure or regulation) (each an “ADMINISTRATIVE ACTION”), (c) any amendment to, clarification of, or change in the official position or the interpretation of any such Administrative Action or judicial decision or any interpretation or pronouncement that provides for a position with respect to such Administrative Action or judicial decision that differs from the previously generally accepted position, in each case by any legislative body, court, governmental authority or regulatory body, regardless of the time or manner in which such amendment, clarification or change is introduced or made known, or (d) a threatened challenge asserted in writing in connection with an audit of the Company or any of its subsidiaries, or a publicly-known threatened challenge asserted in writing against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the Notes of this Series, which amendment, clarification, or change is effective, or which Administrative Action is taken or which judicial decision, interpretation or pronouncement is issued or threatened challenge is asserted or becomes publicly-known, in each case after September 8, 2026, there is more than an insubstantial risk that interest payable by the Company on this Security is not deductible, or within 90 days would not be deductible, in whole or in part, by the Company for United States federal income tax purposes.

The Company shall have the right to redeem this Note in whole but not in part, upon a notice of redemption following the occurrence of a Rating Agency Event (as defined below), at a redemption price equal to 102% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, including Additional Interest, if any, to but excluding the redemption date.

“RATING AGENCY EVENT” means a change to the methodology or criteria that were employed by an applicable rating agency (as defined below) for purposes of assigning equity credit to securities such as the Notes of this Series on the date of initial issuance of the Notes of this Series (the “current methodology”), which change (i) results in any shortening of the length of time for which a particular level of equity credit pertaining to the Notes of this Series by the applicable rating agency would have been in effect had the methodology as of the date of initial issuance of the Notes of this Series not been changed or (ii) reduces the amount of equity credit assigned to the Notes of this Series by the applicable rating agency as compared with the amount of equity credit that such rating agency had assigned to the Notes of this Series as of the date of initial issuance thereof.

The term “rating agency” means any nationally recognized statistical rating organization (within the meaning of Section 3(a)(62) of the Securities Exchange Act of 1934 and sometimes referred to in this Note as a “rating agency”), and the term “applicable rating agency” means any rating agency that (i)(a) published a rating for the Company with respect to the initial issuance of the Notes of this Series and (b) publishes a rating for the Company at such time as a Rating Agency Event occurs, or (ii) any successor to a rating agency described in the preceding clause (i).

If a Tax Credit Event (as defined below) occurs, the Company may redeem the Notes of this Series, in whole but not in part, at a redemption price equal to 101% of the principal amount thereof plus accrued and unpaid interest thereon, if any, including Additional Interest, if any, to but excluding the redemption date. Upon the occurrence of a Tax Credit Event, a notice of redemption of the Notes of this Series (i) may only be sent by the later of (a) the end of the calendar year in which the Notes of this Series were issued and (b) six months from the date of issuance of the Notes of this Series and (ii) shall be accompanied by a certificate from an officer of the Company stating that a Tax Credit Event has occurred.

A “TAX CREDIT EVENT” occurs with respect to the Notes of this Series if, in the reasonable determination of the Company, there exists a material risk, due to the Notes of this Series (considered together with other debt) having been issued, as part of an original issuance, to one or more “specified foreign entities,” as defined in Section 7701(a)(51)(B) of the Internal Revenue Code of 1986, as amended (the “Code”), that the Company or any of its affiliates would be unable to utilize or otherwise ineligible to claim any tax credits otherwise allowed under Section 38 of the Code.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no duty to determine, or to verify the Company’s calculations of, the redemption price.

Subject to the following sentence, the Company shall send notice of any redemption which is required by Section 3.02(b) of the Indenture to be given at least 10 days but not more than 60 days before the redemption date to each Holder of the Notes of this Series to be redeemed, and, if less than all Notes of this Series are to be redeemed, the particular Notes of this Series to be redeemed will be selected by the Trustee by lot; provided that as long as the Notes of this Series are represented by global certificates registered in the name of The Depository Trust Company (“DTC”), or its nominee, beneficial interests in such global certificates will be selected for redemption by DTC in accordance with its standard procedures therefor.

Interest payments for this Note shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months (and for any partial periods shall be calculated on the basis of the number of days elapsed in a 360-day year of twelve 30-day months). If any Interest Payment Date falls on a day that is not a Business Day, the interest due on such Interest Payment Date will be paid on the next succeeding Business Day (and without any interest or other payment in respect of any such delay). If the Maturity Date of this Note or any redemption date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date or such redemption date, and no interest on such payment shall accrue for the period from and after the Maturity Date or such redemption date.

Any notice of redemption at the Company’s option may state that such redemption will be conditional upon receipt by the Trustee, on or prior to the redemption date, of money sufficient to pay the principal of, premium, if any, and interest, including Additional Interest, if any, on the Notes of this Series or portions thereof called for redemption, and that if such money has not been so received, such notice will be of no force and effect and the Company will not be required to redeem such Notes or portions thereof. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes of this Series or portions thereof called for redemption.

The indebtedness evidenced by this Note is, to the extent provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of the Notes of this Series, by its acceptance thereof, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee its attorney-in-fact for any and all such purposes. Each Holder hereof, by its acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

Pursuant to Section 2.15 of the Indenture, so long as no Event of Default under the Indenture has occurred and is continuing with respect to the Notes of any series, the Company shall have the right, at any time and from time to time during the term of the Notes of this Series, to defer the payment of interest for a period not exceeding ten (10) consecutive years (each period, commencing on the date that the first such payment would otherwise be made, an “OPTIONAL DEFERRAL PERIOD”); provided that no Optional Deferral Period shall extend beyond the Maturity Date or end on a day other than an Interest Payment Date. During an Optional Deferral Period, interest on the Notes of this Series (calculated for each Interest Period in the manner provided for in this Note, as if the interest payment had not been so deferred) will continue to accrue compounded semi-annually at the then-prevailing rate per annum borne by the Notes of this Series. During an Optional Deferral Period, any deferred interest on the Notes of this Series will accrue additional interest compounded semi-annually at the then-prevailing rate per annum borne by the Notes of this Series, to the extent permitted by applicable law (“ADDITIONAL INTEREST”). At the end of an Optional Deferral Period, which shall be an Interest Payment Date, the Company shall pay all interest accrued and unpaid hereon, including Additional Interest accrued on the deferred interest, to the Person in whose name the Notes of this Series are registered at the close of business on the Regular Record Date for the Interest Payment Date on which such Optional Deferral Period ended; provided that any such accrued and unpaid interest payable on the Maturity Date or a redemption date will be paid to the Person to whom principal is payable. During any such Optional Deferral Period, the Company will not (i) declare or pay any dividend or distribution on its capital stock, (ii) redeem, purchase, acquire or make a liquidation payment with respect to any of its capital stock, (iii) pay any principal, interest (to the extent such interest is deferrable) or premium on, or repay, repurchase or redeem any of its debt securities that are equal or junior in right of payment to the Notes of this Series, or (iv) make any payments with respect to any guarantee by the Company of debt securities if such guarantee is equal or junior in right of payment to the Notes of this Series.

The foregoing provisions shall not prevent or restrict the Company from making:

a)	purchases, redemptions or other acquisitions of its capital stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors, consultants or agents, including any employment contract, or a stock purchase or dividend reinvestment plan, or the satisfaction of its obligations pursuant to any contract or security outstanding on the date that the payment of interest is deferred requiring it to purchase, redeem or acquire its capital stock;

b)	any payment, repayment, redemption, purchase, acquisition or declaration of dividend listed as restricted payments in clauses (i) and (ii) above as a result of a reclassification of its capital stock, or the exchange or conversion of all or a portion of one class or series of its capital stock for another class or series of its capital stock;

c)	the purchase of fractional interests in shares of its capital stock pursuant to the conversion or exchange provisions of its capital stock or the security being converted or exchanged, or in connection with the settlement of stock purchase contracts;

d)	dividends or distributions paid or made in its capital stock (or rights to acquire its capital stock), or repurchases, redemptions or acquisitions of capital stock in connection with the issuance or exchange of capital stock (or of securities convertible into or exchangeable for shares of its capital stock) and distributions in connection with the settlement of stock purchase contracts;

e)	redemptions, exchanges or repurchases of, or with respect to, any rights outstanding under a shareholder rights plan or the declaration or payment thereunder of a dividend or distribution of or with respect to rights in the future;

f)	payments with respect to any preferred trust securities or debt securities, or any guarantee thereof, executed and delivered by the Company, that rank equal in right of payment to the Notes of this Series, so long as the amount of payments made on account of such securities is paid on all such securities then outstanding on a pro rata basis in proportion to the full payment to which each series of such securities is then entitled if paid in full; or

g)	settle conversions of any convertible notes that rank equally with the Notes of this Series.

Prior to the termination of any such Optional Deferral Period, the Company may further defer the payment of interest, provided that such Optional Deferral Period together with all such previous and further deferrals of interest payments shall not exceed ten (10) consecutive years at any one time or extend beyond the Maturity Date. The Company may elect to shorten an Optional Deferral Period. Upon the termination of any such Optional Deferral Period and the payment of all amounts then due, including Additional Interest, if any, the Company may elect to begin a new Optional Deferral Period, subject to the above requirements. No interest shall be due and payable during an Optional Deferral Period until the end of the Optional Deferral Period, except upon a redemption of the Notes of this Series during an Optional Deferral Period.

The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes of this Series (except for certain obligations including obligations to register the transfer or exchange of Notes of this Series, replace stolen, lost or mutilated Notes of this Series, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Notes of this Series on the dates such payments are due in accordance with the terms of the Notes of this Series.

If an Event of Default shall occur and be continuing with respect to the Notes of this Series, the principal of and interest on the Notes of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes, considered as one class, provided that if a proposed amendment directly affects the rights of the Holders of Notes of one or more, but less than all of, series of Outstanding Notes, then with the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Notes of all series so directly affected, considered as one class. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of a majority in aggregate principal amount of the Notes of all series then outstanding in respect of which an Event of Default has occurred and is continuing, considered as one class, shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days after its receipt of such notice; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed herein.

No reference herein to the Indenture and to provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates and the coin or currency prescribed in the Indenture (subject to the deferral right with respect to Optional Deferral Periods described in this Note and the Indenture).

As provided in the Indenture and subject to certain limitations therein set forth, this Note may be transferred only as permitted by the legend hereto and the provisions of the Indenture.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of law principles thereof.

Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent by manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture unless otherwise indicated herein.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

AMEREN CORPORATION

By:	/s/ Mitchell J. Lansford
Name:	Mitchell J. Lansford
Title:	Vice President and Treasurer

Attest:	/s/ Jonathan T. Shade
Name:	Jonathan T. Shade
Title:	Deputy Corporate Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Dated: September 18, 2026

This Note is one of the Notes of the series herein designated, described or provided for in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., As Trustee

By:	/s/ April Bradley
Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common	UNIF GIFT MIN ACT --		Custodian
		(Cust)		(Minor)

TEN ENT -- as tenants by the entireties	Under Uniform Gifts to Minors

JT TEN -- as joint tenants with right of survivorship and not as tenants in common
State

Additional abbreviations may also be used
though not in the above list.

FOR VALUE RECEIVED the undersigned hereby sell(s),
assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address
including postal zip code of assignee

the within note and all rights thereunder, hereby irrevocably constituting and appointing _________ attorney to transfer said note on the books of the Company, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”).

REGISTERED	REGISTERED

THIS NOTE IS A GLOBAL NOTE REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY AS PROVIDED IN THE INDENTURE REFERRED TO BELOW, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (570 WASHINGTON BOULEVARD, JERSEY CITY, NEW JERSEY), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

AMEREN CORPORATION
JUNIOR SUBORDINATED NOTE DUE 2057

CUSIP: 023608 AT9	NUMBER: R-2

ORIGINAL ISSUE DATE: September 18, 2026	PRINCIPAL AMOUNT: $400,000,000

INTEREST RATE: As set forth herein	MATURITY DATE: March 15, 2057

AMEREN CORPORATION, a corporation of the State of Missouri (the “COMPANY”), for value received hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FOUR HUNDRED MILLION DOLLARS ($400,000,000) on the Maturity Date set forth above, and interest thereon (i) from and including the Original Issue Date specified above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for to but excluding March 15, 2032 (the “FIRST INTEREST RESET DATE”), at the rate of 6.450% per annum and (ii) from and including the First Interest Reset Date (or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for if such Interest Payment Date is after the First Interest Reset Date) during each Interest Reset Period (as defined below), at the rate per annum equal to the Five-Year Treasury Rate (as defined below) as of the most recent Reset Interest Determination Date (as defined below) plus 1.868%, provided, that the interest rate per annum borne by this Note during any Interest Reset Period will not reset below 6.450% (which equals the initial interest rate on the Notes of this Series (as defined below)). Subject to the Company’s right to defer interest payments as described below, interest will be payable semi-annually in arrears on March 15 and September 15 of each year, commencing March 15, 2027, and on the Maturity Date at the then-prevailing rate per annum borne by the Notes of this Series (each an “INTEREST PAYMENT DATE”), until the principal hereof is paid or made available for payment.

The Company also promises to pay Additional Interest (as defined below) to the Holder of this Note, to the extent payment of such Additional Interest is permitted under applicable law, on any interest payment that is not made on the applicable Interest Payment Date as a result of an Optional Deferral Period.

No interest shall accrue on the Maturity Date, so long as the principal amount of this Note is paid on the Maturity Date. The interest so payable, and punctually paid or duly provided for, on any such Interest Payment Date (except for interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration), will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 as the case may be, whether or not a Business Day, next preceding such Interest Payment Date; provided, that the first Interest Payment Date for any part of this Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided further, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen (15) days nor fewer than ten (10) days prior to such Special Record Date. Payment of the principal of and interest and premium on this Note shall be payable pursuant to Section 2.12(a) of the Indenture.

This Note is a Global Note in respect of a duly authorized issue of Junior Subordinated Notes due 2057 (the “NOTES OF THIS SERIES”, which term includes any Global Notes representing such Notes) of the Company issued and to be issued under an Indenture dated as of September 1, 2026 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “TRUSTEE”, which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the “INDENTURE”). Under the Indenture, one or more series of notes may be issued and, as used herein, the term “Notes” refers to the Notes of this Series and any other outstanding series of Notes. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Note has been issued in respect of the series designated on the first page hereof, issued in the initial aggregate principal amount of $900,000,000.

Each Note of this Series shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date. Each Note of this Series issued upon transfer, exchange or substitution of such Note shall bear the Original Issue Date of such transferred, exchanged or substituted Note of this Series, as the case may be. The Notes of this Series shall be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

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Interest on this Note will accrue (i) from and including the Original Issue Date specified above to, but excluding March 15, 2027, and thereafter from and including each Interest Payment Date to, but excluding, the next succeeding Interest Payment Date, the Maturity Date or any redemption date, as the case may be.

Unless all of the outstanding Notes of this Series have been or will be redeemed as of the First Interest Reset Date, the Company will appoint a calculation agent (the “CALCULATION AGENT”) with respect to the Notes of this Series prior to the Reset Interest Determination Date preceding the First Interest Reset Date. The Company or any of its affiliates may assume the duties of the Calculation Agent. The interest rate for each Interest Reset Period will be determined by the Calculation Agent as of the Reset Interest Determination Date. If the Company or one of its affiliates is not the Calculation Agent for the Notes of this Series, the Calculation Agent will notify the Company of the interest rate for the relevant Interest Reset Period promptly upon such determination. The Company will notify the Trustee of such interest rate, promptly upon making or being notified of such determination. The Calculation Agent’s determination of any interest rate and its calculation of the amount of interest for any Interest Reset Period beginning on or after the First Interest Reset Date will be conclusive and binding absent manifest error and, notwithstanding anything to the contrary in the Notes of this Series or the Indenture, will become effective without consent from the Holders of the Notes of this series or any other Person. Such determination of any interest rate and calculation of the amount of interest will be on file at the Company’s principal offices and will be made available to any Holder of the Notes of this Series upon request.

“FIVE-YEAR TREASURY RATE” means, as of any Reset Interest Determination Date, (i) the average of the yields on actively traded United States Treasury securities adjusted to constant maturity, for five-year maturities, for the five Business Days immediately preceding such Reset Interest Determination Date appearing (or, if fewer than five business days appear, such number of business days appearing) under the caption “Treasury Constant Maturities” (or any successor caption or heading) in the most recent H.15 or (ii) if there is no such published U.S. Treasury security with a maturity of five years from the next Interest Reset Date, then the rate will be determined by interpolation between the arithmetic mean of the yields to maturity for each of the two series of U.S. Treasury securities adjusted to constant maturity trading in the public securities markets, (A) one maturing as close as possible to, but earlier than, the Interest Reset Date following the next succeeding Reset Interest Determination Date, and (B) the other maturing as close as possible to, but later than, the Interest Reset Date following the next succeeding Reset Interest Determination Date, in each case for the five business days immediately preceding such Reset Interest Determination Date appearing (or, if fewer than five business days appear, such number of business days appearing) under the caption “Treasury Constant Maturities” (or any successor caption or heading) in the most recent H.15.

If the Five-Year Treasury Rate cannot be determined pursuant to the method described in the immediately preceding paragraph, the Company, after consulting such sources as it deems comparable to any of the foregoing calculations, or any such source as it deems reasonable from which to estimate the Five-Year Treasury Rate, will determine the Five-Year Treasury Rate in its sole discretion, provided that if the Company determines there is an industry-accepted successor Five-Year Treasury Rate, then the Company will direct the Calculation Agent to use such successor rate. If the Company has determined a substitute or successor base rate in accordance with the foregoing, the Company in its sole discretion may determine the business day convention, the definition of “business day” and the Reset Interest Determination Date to be used and any other relevant methodology for calculating such substitute or successor base rate, including any adjustment factor needed to make such substitute or successor base rate comparable to the Five-Year Treasury Rate, in a manner that is consistent with industry-accepted practices for such substitute or successor base rate.

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If the Five-Year Treasury Rate cannot be determined pursuant to the method described in the second immediately preceding paragraph and the Company does not determine the Five-Year Treasury Rate as described in the immediately preceding paragraph, then the Five-Year Treasury Rate, as of any Reset Interest Determination Date, will be the same rate determined for the prior Reset Interest Determination Date or, if the Five-Year Treasury Rate cannot be so determined as of the Reset Interest Determination Date preceding the First Interest Reset Date, then the interest rate applicable for the Reset Period beginning on and including the First Interest Reset Date will be 6.450% (which equals the initial interest rate on the Notes of this Series).

In no event shall the Calculation Agent be responsible for determining if there is an industry-accepted substitute or successor base rate comparable to the Five-Year Treasury Rate, or for making any adjustments to any such substitute or successor base rate, the business day convention, the definition of “business day” and the Reset Interest Determination Date to be used and any other relevant methodology for calculating such substitute or successor base rate, including any adjustment factor needed to make such substitute or successor base rate comparable to the Five-Year Treasury Rate. In connection with the foregoing, the Calculation Agent will be entitled to conclusively rely on any determinations and adjustments made by the Company with respect thereto and the Calculation Agent will have no liability for using the same at the direction of the Company.

“FIRST INTEREST RESET DATE” means March 15, 2032.

“H.15” means the daily statistical release designated as such, or any successor publication as determined by the Company, published by the Federal Reserve Board, and “most recent H.15” means the H.15 published closest in time but prior to the close of business on the applicable Reset Interest Determination Date.

“INTEREST RESET DATE” means the First Interest Reset Date and each date falling on the five-year anniversary of the preceding Interest Reset Date.

“INTEREST RESET PERIOD” means the period from and including the First Interest Reset Date to but not including the next following Interest Reset Date and thereafter each period from and including each Interest Reset Date to but not including the next following Interest Reset Date (in each case unless all of the Notes of this Series have been redeemed or matured).

“RESET INTEREST DETERMINATION DATE” means, in respect of any Interest Reset Period, the day falling two Business Days prior to the beginning of such Interest Reset Period.

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Redemption.

This Note shall be redeemable at the option of the Company, in whole or in part (i) on any day in the period commencing on the date falling 90 days prior to the First Interest Reset Date and ending on and including the First Interest Reset Date and (ii) after the First Interest Reset Date, on any Interest Payment Date, upon a notice of redemption, at a redemption price equal to 100% of the principal amount of the Notes of this Series being redeemed, plus accrued and unpaid interest thereon, if any, including Additional Interest, if any, to but excluding the redemption date.

The Company shall have the right to redeem this Note, in whole but not in part, at any time within ninety (90) days following the occurrence of the Tax Deductibility Event (as defined below), upon a notice of redemption, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, including Additional Interest, if any, to but excluding the redemption date.

“TAX DEDUCTIBILITY EVENT” means the receipt by the Company of an Opinion of Counsel experienced in tax matters to the effect that, as a result of (a) any amendment to, clarification of, or change (including any announced prospective change) in the laws or treaties of the United States or any of its political subdivisions or taxing authorities, or any regulations under such laws or treaties, (b) any judicial decision or any official administrative pronouncement, ruling, regulatory procedure, notice or announcement (including any notice or announcement of intent to issue or adopt any such administrative pronouncement, ruling, regulatory procedure or regulation) (each an “ADMINISTRATIVE ACTION”), (c) any amendment to, clarification of, or change in the official position or the interpretation of any such Administrative Action or judicial decision or any interpretation or pronouncement that provides for a position with respect to such Administrative Action or judicial decision that differs from the previously generally accepted position, in each case by any legislative body, court, governmental authority or regulatory body, regardless of the time or manner in which such amendment, clarification or change is introduced or made known, or (d) a threatened challenge asserted in writing in connection with an audit of the Company or any of its subsidiaries, or a publicly-known threatened challenge asserted in writing against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the Notes of this Series, which amendment, clarification, or change is effective, or which Administrative Action is taken or which judicial decision, interpretation or pronouncement is issued or threatened challenge is asserted or becomes publicly-known, in each case after September 8, 2026, there is more than an insubstantial risk that interest payable by the Company on this Security is not deductible, or within 90 days would not be deductible, in whole or in part, by the Company for United States federal income tax purposes.

The Company shall have the right to redeem this Note in whole but not in part, upon a notice of redemption following the occurrence of a Rating Agency Event (as defined below), at a redemption price equal to 102% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, including Additional Interest, if any, to but excluding the redemption date.

“RATING AGENCY EVENT” means a change to the methodology or criteria that were employed by an applicable rating agency (as defined below) for purposes of assigning equity credit to securities such as the Notes of this Series on the date of initial issuance of the Notes of this Series (the “current methodology”), which change (i) results in any shortening of the length of time for which a particular level of equity credit pertaining to the Notes of this Series by the applicable rating agency would have been in effect had the methodology as of the date of initial issuance of the Notes of this Series not been changed or (ii) reduces the amount of equity credit assigned to the Notes of this Series by the applicable rating agency as compared with the amount of equity credit that such rating agency had assigned to the Notes of this Series as of the date of initial issuance thereof.

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The term “rating agency” means any nationally recognized statistical rating organization (within the meaning of Section 3(a)(62) of the Securities Exchange Act of 1934 and sometimes referred to in this Note as a “rating agency”), and the term “applicable rating agency” means any rating agency that (i)(a) published a rating for the Company with respect to the initial issuance of the Notes of this Series and (b) publishes a rating for the Company at such time as a Rating Agency Event occurs, or (ii) any successor to a rating agency described in the preceding clause (i).

If a Tax Credit Event (as defined below) occurs, the Company may redeem the Notes of this Series, in whole but not in part, at a redemption price equal to 101% of the principal amount thereof plus accrued and unpaid interest thereon, if any, including Additional Interest, if any, to but excluding the redemption date. Upon the occurrence of a Tax Credit Event, a notice of redemption of the Notes of this Series (i) may only be sent by the later of (a) the end of the calendar year in which the Notes of this Series were issued and (b) six months from the date of issuance of the Notes of this Series and (ii) shall be accompanied by a certificate from an officer of the Company stating that a Tax Credit Event has occurred.

A “TAX CREDIT EVENT” occurs with respect to the Notes of this Series if, in the reasonable determination of the Company, there exists a material risk, due to the Notes of this Series (considered together with other debt) having been issued, as part of an original issuance, to one or more “specified foreign entities,” as defined in Section 7701(a)(51)(B) of the Internal Revenue Code of 1986, as amended (the “Code”), that the Company or any of its affiliates would be unable to utilize or otherwise ineligible to claim any tax credits otherwise allowed under Section 38 of the Code.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no duty to determine, or to verify the Company’s calculations of, the redemption price.

Subject to the following sentence, the Company shall send notice of any redemption which is required by Section 3.02(b) of the Indenture to be given at least 10 days but not more than 60 days before the redemption date to each Holder of the Notes of this Series to be redeemed, and, if less than all Notes of this Series are to be redeemed, the particular Notes of this Series to be redeemed will be selected by the Trustee by lot; provided that as long as the Notes of this Series are represented by global certificates registered in the name of The Depository Trust Company (“DTC”), or its nominee, beneficial interests in such global certificates will be selected for redemption by DTC in accordance with its standard procedures therefor.

Interest payments for this Note shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months (and for any partial periods shall be calculated on the basis of the number of days elapsed in a 360-day year of twelve 30-day months). If any Interest Payment Date falls on a day that is not a Business Day, the interest due on such Interest Payment Date will be paid on the next succeeding Business Day (and without any interest or other payment in respect of any such delay). If the Maturity Date of this Note or any redemption date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date or such redemption date, and no interest on such payment shall accrue for the period from and after the Maturity Date or such redemption date.

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Any notice of redemption at the Company’s option may state that such redemption will be conditional upon receipt by the Trustee, on or prior to the redemption date, of money sufficient to pay the principal of, premium, if any, and interest, including Additional Interest, if any, on the Notes of this Series or portions thereof called for redemption, and that if such money has not been so received, such notice will be of no force and effect and the Company will not be required to redeem such Notes or portions thereof. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes of this Series or portions thereof called for redemption.

The indebtedness evidenced by this Note is, to the extent provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of the Notes of this Series, by its acceptance thereof, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee its attorney-in-fact for any and all such purposes. Each Holder hereof, by its acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

Pursuant to Section 2.15 of the Indenture, so long as no Event of Default under the Indenture has occurred and is continuing with respect to the Notes of any series, the Company shall have the right, at any time and from time to time during the term of the Notes of this Series, to defer the payment of interest for a period not exceeding ten (10) consecutive years (each period, commencing on the date that the first such payment would otherwise be made, an “OPTIONAL DEFERRAL PERIOD”); provided that no Optional Deferral Period shall extend beyond the Maturity Date or end on a day other than an Interest Payment Date. During an Optional Deferral Period, interest on the Notes of this Series (calculated for each Interest Period in the manner provided for in this Note, as if the interest payment had not been so deferred) will continue to accrue compounded semi-annually at the then-prevailing rate per annum borne by the Notes of this Series. During an Optional Deferral Period, any deferred interest on the Notes of this Series will accrue additional interest compounded semi-annually at the then-prevailing rate per annum borne by the Notes of this Series, to the extent permitted by applicable law (“ADDITIONAL INTEREST”). At the end of an Optional Deferral Period, which shall be an Interest Payment Date, the Company shall pay all interest accrued and unpaid hereon, including Additional Interest accrued on the deferred interest, to the Person in whose name the Notes of this Series are registered at the close of business on the Regular Record Date for the Interest Payment Date on which such Optional Deferral Period ended; provided that any such accrued and unpaid interest payable on the Maturity Date or a redemption date will be paid to the Person to whom principal is payable. During any such Optional Deferral Period, the Company will not (i) declare or pay any dividend or distribution on its capital stock, (ii) redeem, purchase, acquire or make a liquidation payment with respect to any of its capital stock, (iii) pay any principal, interest (to the extent such interest is deferrable) or premium on, or repay, repurchase or redeem any of its debt securities that are equal or junior in right of payment to the Notes of this Series, or (iv) make any payments with respect to any guarantee by the Company of debt securities if such guarantee is equal or junior in right of payment to the Notes of this Series.

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The foregoing provisions shall not prevent or restrict the Company from making:

a)	purchases, redemptions or other acquisitions of its capital stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors, consultants or agents, including any employment contract, or a stock purchase or dividend reinvestment plan, or the satisfaction of its obligations pursuant to any contract or security outstanding on the date that the payment of interest is deferred requiring it to purchase, redeem or acquire its capital stock;

b)	any payment, repayment, redemption, purchase, acquisition or declaration of dividend listed as restricted payments in clauses (i) and (ii) above as a result of a reclassification of its capital stock, or the exchange or conversion of all or a portion of one class or series of its capital stock for another class or series of its capital stock;

c)	the purchase of fractional interests in shares of its capital stock pursuant to the conversion or exchange provisions of its capital stock or the security being converted or exchanged, or in connection with the settlement of stock purchase contracts;

d)	dividends or distributions paid or made in its capital stock (or rights to acquire its capital stock), or repurchases, redemptions or acquisitions of capital stock in connection with the issuance or exchange of capital stock (or of securities convertible into or exchangeable for shares of its capital stock) and distributions in connection with the settlement of stock purchase contracts;

e)	redemptions, exchanges or repurchases of, or with respect to, any rights outstanding under a shareholder rights plan or the declaration or payment thereunder of a dividend or distribution of or with respect to rights in the future;

f)	payments with respect to any preferred trust securities or debt securities, or any guarantee thereof, executed and delivered by the Company, that rank equal in right of payment to the Notes of this Series, so long as the amount of payments made on account of such securities is paid on all such securities then outstanding on a pro rata basis in proportion to the full payment to which each series of such securities is then entitled if paid in full; or

g)	settle conversions of any convertible notes that rank equally with the Notes of this Series.

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Prior to the termination of any such Optional Deferral Period, the Company may further defer the payment of interest, provided that such Optional Deferral Period together with all such previous and further deferrals of interest payments shall not exceed ten (10) consecutive years at any one time or extend beyond the Maturity Date. The Company may elect to shorten an Optional Deferral Period. Upon the termination of any such Optional Deferral Period and the payment of all amounts then due, including Additional Interest, if any, the Company may elect to begin a new Optional Deferral Period, subject to the above requirements. No interest shall be due and payable during an Optional Deferral Period until the end of the Optional Deferral Period, except upon a redemption of the Notes of this Series during an Optional Deferral Period.

The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes of this Series (except for certain obligations including obligations to register the transfer or exchange of Notes of this Series, replace stolen, lost or mutilated Notes of this Series, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Notes of this Series on the dates such payments are due in accordance with the terms of the Notes of this Series.

If an Event of Default shall occur and be continuing with respect to the Notes of this Series, the principal of and interest on the Notes of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes, considered as one class, provided that if a proposed amendment directly affects the rights of the Holders of Notes of one or more, but less than all of, series of Outstanding Notes, then with the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Notes of all series so directly affected, considered as one class. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of a majority in aggregate principal amount of the Notes of all series then outstanding in respect of which an Event of Default has occurred and is continuing, considered as one class, shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days after its receipt of such notice; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed herein.

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No reference herein to the Indenture and to provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates and the coin or currency prescribed in the Indenture (subject to the deferral right with respect to Optional Deferral Periods described in this Note and the Indenture).

As provided in the Indenture and subject to certain limitations therein set forth, this Note may be transferred only as permitted by the legend hereto and the provisions of the Indenture.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of law principles thereof.

Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent by manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture unless otherwise indicated herein.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

AMEREN CORPORATION

By:	/s/ Mitchell J. Lansford
Name:	Mitchell J. Lansford
Title:	Vice President and Treasurer

Attest:	/s/ Jonathan T. Shade
Name:	Jonathan T. Shade
Title:	Deputy Corporate Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Dated: September 18, 2026

This Note is one of the Notes of the series herein designated, described or provided for in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., As Trustee

By:	/s/ April Bradley
Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common	UNIF GIFT MIN ACT --		Custodian
		(Cust)		(Minor)

TEN ENT -- as tenants by the entireties	Under Uniform Gifts to Minors

JT TEN -- as joint tenants with right of survivorship and not as tenants in common
State

Additional abbreviations may also be used
though not in the above list.

FOR VALUE RECEIVED the undersigned hereby sell(s),
assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address
including postal zip code of assignee

the within note and all rights thereunder, hereby irrevocably constituting and appointing _________ attorney to transfer said note on the books of the Company, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”).

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